EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Caetano, President, Secretary, Treasurer and Director of Strongbow Resources Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Strongbow Resources Inc. for the period ended     November 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Strongbow Resources Inc.

Dated: January 15, 2016

/s/ Michael Caetano
Michael Caetano
President, Secretary, Treasurer and Director
(Principal Executive Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Strongbow Resources Inc. and will be retained by Strongbow Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.